UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) September 10, 2004
                                                      ------------------

                          Applewood's Restaurants, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

              033-07456-LA                            88-0210214
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         (Commission File Number)             (IRS Employer Identification No.)


1104 Sandpiper on El Paseo, Palm Desert, CA                     92260
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 (Address of Principal Executive Offices)                     (Zip Code)

                                 (760) 341-0347
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective September 10, 2004, Applewood's Restaurants, Inc., a Nevada corporation (the "Registrant"), entered into a Share Exchange Agreement (the "Agreement") with holders of all of the outstanding shares of common stock of Securac Inc., an Alberta corporation ("Securac"). Under the Agreement, the Registrant agreed to acquire the outstanding shares of common stock of Securac in a share-for-share exchange (the "Exchange") at a rate of 2.7 shares of the Registrant for each outstanding share of Securac (the "Exchange Ratio"). If all shares of Securac are tendered, the Registrant would issue an aggregate of 37,246,286 shares of common stock in the exchange and Securac would become a wholly-owned subsidiary of the Registrant. The Exchange Ratio and the number of shares to be issued in the Exchange assume completion of the Reverse Split (defined below).

     Consummation of the Agreement is subject to a number of conditions including:

      (a) The Registrant having acquired not less than two-thirds (2/3) of the issued and outstanding common shares in the capital of Securac in the Exchange;

      (b) The Registrant having effected a 1:15 reverse split of its issued and outstanding shares of common stock, and maintaining its current authorized share capital of 200,000,000 shares of common stock (the "Reverse Split");

      (c) The Registrant having properly filed with the U.S. Securities and Exchange Commission ("SEC") and disseminated to its stockholders, a an information statement under Rule 14f-1 and 14c-2 (the "Information Statement") regarding the following actions taken by written consent of less than all of the Registrant's common stockholders, and the lapse of applicable regulatory notice periods:

            (i)   The Reverse Split;

            (ii)  Corporate name change to Securac Corp.; and

            (iii) Change  in  majority  of the  Board of  Directors  to  include
                  Securac designees and corporate changes related thereto, and the notice period in respect of such Information Statement shall have lapsed without any properly filed objections; and

      (d)   The  actions  referred  to  in  clause   (c)(i)-(iii)   having  been
            completed.

ABOUT SECURAC

      Securac specializes in enterprise risk management ("ERM") software and service solutions for the public sector, financial, and Global 2000 companies. Incorporated in the first quarter of 2002, Securac identified a convergence of trends leading to what it believed would be a significant market opportunity for a cost-effective software solution to identify, measure, and manage enterprise-wide security risks.

      Securac has developed a suite of risk management and compliance solutions designed to enable organizations to identify, measure and manage information and physical (including personnel) risks, assess their compliance against industry or international best practice standards such as ISO 17799 and determine their ability to meet the legal requirements of numerous international and national legislative enactments.

      Securac's proprietary Acertus(TM) platform embodies a proven risk management methodology utilizing industry accepted analytics in conjunction with extensive threat, vulnerability, risk mitigation and industry governmental regulation datasets. These powerful benchmarking capabilities combined with the overall enterprise level software platform allows enterprises to effectively deploy an enterprise risk management and compliance strategy.

      Organizations have traditionally sought to achieve robust and enduring ERM and compliance programs by engaging an out-sourced risk consulting group on an extended contractual basis or by trying to build and maintain a risk consulting practice internally. However, these measures are difficult to manage and are often cost prohibitive. Securac offers a solution to the ERM challenge enterprises face today. Its Acertus(TM) software solution is designed to enable businesses to develop an enduring risk management strategy by cost-effectively facilitating the assessment and management of both information and physical operational risks over time.

      Securac's Acertus(TM) software solution was introduced for commercial sale in July 2004, following extensive beta testing and a controlled release program. Securac's marketing and sales strategy includes both direct and channel partners worldwide.

      Securac's principal office is located in Calgary, Alberta, and it maintains sales offices in Edmonton, Toronto, Vancouver, San Mateo, Washington DC, Hong Kong and Tokyo.

      Securac anticipates raising additional funding for its global commercialization strategy which includes intensifying marketing and sales initiatives. Further proceeds will be used to build out and enhance compliance modules for regulatory standards such as Government related regulations including Sarbanes-Oxley.

      The Registrant anticipates providing more comprehensive business information concerning Securac, including financial information, following consummation of the Exchange. As noted above, consummation of the Exchange is subject to a number of conditions and, as such, may take longer than anticipated or may not occur at all.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Applewood's Restaurants, Inc.


                                                   By: /s/Robert Stewart
                                                       -----------------
                                                       Interim President

Date:  September 15,  2004